UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 28, 2005
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or	File Number)	Identification No.)
organization)
4582 SOUTH ULSTER STREET PARKWAY
SUITE 1100, DENVER, CO 80237

(Address of principal executive offices)                    (Zip Code)

Registrant’s telephone number, including area code	(303) 757-8101
NOT APPLICABLE

(Former name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events
ITEM 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
Consent of Independent Registered Public Accounting Firm
Form 10-K, Items 6, 7 and 8

ITEM 8.01. Other Events
     Apartment Investment and Management Company (the “Company”) is re-issuing, in an updated format, its historical financial statements for the fiscal years ended December 31, 2004, 2003, and 2002, in connection with the requirements of Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”). The provisions of SFAS No. 144 require, among other things, that the primary assets and liabilities and the results of operations of the Company’s consolidated properties that were sold subsequent to January 1, 2002, or were classified as held for sale subsequent to January 1, 2002, be reported as discontinued operations and segregated in the Company’s Consolidated Statements of Operations and Balance Sheets. In compliance with SFAS No. 144, the results of operations of the Company’s consolidated properties that were sold or classified as held for sale during the first nine months of 2005 were reported as discontinued operations for each period presented in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2005. Under SEC requirements, the same reclassification as discontinued operations as prescribed by SFAS No. 144 is required for all previously issued annual financial statements for each of the three years shown in the Company’s last Annual Report on Form 10-K, if those financials are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of the reclassification. This reclassification has no effect on the Company’s reported net income available to common stockholders or funds from operations.
     This Current Report on Form 8-K updates Items 6, 7, and 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 (the “Form 10-K”), to reflect the primary assets and liabilities and the results of operations of the Company’s consolidated properties that were sold prior to September 30, 2005 or were classified as held for sale at September 30, 2005, as discontinued operations. The updated financial information is attached to this Current Report on Form 8-K as Exhibit 99.1. All other items of the Company’s Form 10-K remain unchanged.
ITEM 9.01. Financial Statements and Exhibits.
(d)	Exhibits

The following exhibits are filed with this report:

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Form 10-K, Item 6. Selected Financial Data

Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Form 10-K, Item 8. Financial Statements and Supplementary Data

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
     Dated: December 28, 2005

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

/s/ Thomas M. Herzog

Thomas M. Herzog Executive Vice President and Chief Financial Officer

/s/ Robert Y. Walker IV

Robert Y. Walker IV Senior Vice President and Chief Accounting Officer

Exhibit Index

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Form 10-K, Item 6. Selected Financial Data

Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Form 10-K, Item 8. Financial Statements and Supplementary Data